Binding Memorandum of Understanding

Parties: Spectrum King, LLC ("**Spectrum**" or the "**Company**")), Rami Vardi and David Zemach, solely as officers of Spectrum (collectively, the "Spectrum Parties"), on the one hand, and Banjo & Matilda, Inc., a Nevada corporation ("**BANJO**") and Ben MacPherson, on behalf of BANJO (collectively, the "**BANJO Parties**"). Spectrum and BANJO are sometimes referred to collectively as the "**Entity Parties.**" The Spectrum Parties and the BANJO Parties are sometimes referred to collectively as the "Parties."

Date: Sep. 20, 2017 (the "**Effective Date**").

Purpose: The purpose of this Binding Memorandum of Understanding ("**MOU**") is to set forth the material terms and conditions of an agreement reached between the Parties (the "**Agreement**") whereby the Spectrum Parties, in exchange for future services and other financial considerations, to be provided by BANJO and in recognition of BANJO's unique expertise in the marketplace, have agreed to cause a merger of Spectrum with BANJO, and BANJO has agreed to provide certain financial accommodations and services to Spectrum and the BANJO Parties have agreed to cause a merger of Spectrum and BANJO, all on the following terms and conditions:

Terms:

1. BANJO acknowledges that it shall arrange for between $500,000 and $1,000,000.00 in equity capital to be raised for Spectrum (the "**Capital Raise**") under this MOU to facilitate the below-described anticipated merger between the Parties. In consideration of this commitment, Spectrum agrees to issue membership interests in Spectrum to those persons identified in the attached Capitalization Table (Exhibit I) equal to their respective percentages of its issued and outstanding members' interests on a fully diluted basis (the "**Membership Interests**") concurrently with the closing of the Capital Raise. Until the Merger is accomplished or this MOU is terminated, whichever is first, Spectrum will not change, or attempt to change its capital structure or take on additional significant debt without BANJO's written agreement. The rights of the persons listed on Exhibit I shall become fully vested once a Capital Raise has been tendered to Spectrum (and, if less than $500,000, accepted by it), regardless of the amount of the Raise, and shall thereafter be unaffected in the event of a termination of this MOU.

2. The parties agree that irreparable damage would occur in the event that any of the provisions of Paragraph 1 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to an injunction or injunctions to prevent such breach(s) and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of California or in any California state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to the personal jurisdiction of any federal court located in the State of California or of any California state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) subject to the compulsory arbitration provisions of Section 17, agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State

of California, County of Los Angeles.

3. Following the completion of each Party's due diligence review of the other Party's books and records (as set forth at Section 5, below), the Parties shall promptly begin negotiating a written Definitive Agreement containing comprehensive representations, warranties, indemnities, conditions and agreements by the parties including those contained herein and otherwise customary and usual for such transactions. Such Definitive Agreement shall be subject to the approval of each party's board of directors. This MOU is a binding agreement whether a Definitive Agreement is entered into or not.

4. Upon due execution of this MOU, BANJO will expeditiously seek to amend its Articles of Incorporation to increase the Company's authorized shares of common stock to 500,000,000 shares from 100,000,000 shares.

5. (a) The obligation of BANJO to arrange the Capital Raise and to complete the other obligations required of it is subject to completion of a due diligence review of Spectrum, its assets and business. For the next 60 days, Spectrum will afford BANJO and its advisors reasonable access at all reasonable times to Spectrum's officers, employees, agents, properties, books, records and contracts and will furnish to BANJO and its advisors all financial, operating and other data and information relating to Spectrum's business, assets and contracts as BANJO or its advisors may reasonably request. Except as otherwise required by law, BANJO and its advisors: (a) will use any confidential information solely for the purpose of evaluating the transaction and for no other purpose; (b) will maintain the confidentiality of such information; (c) will not, at any time or in any manner, directly or indirectly, disclose to any person any of such information (other than for the purpose of evaluating the transaction); (d) will not use for their benefit or for the benefit of any third party, any such information (other than benefits resulting from the consummation of the transaction); and (e) will either deliver to Spectrum all such confidential information, including originals or copies thereof, that are in the possession of BANJO or its advisors or certify to Spectrum that such information has been destroyed.

(b) The obligation of Spectrum to complete its obligations required of it is subject to completion of a due diligence review of Spectrum, its assets and business. For the next 60 days, BANJO will afford Spectrum and its advisors reasonable access at all reasonable times to Spectrum's officers, employees, agents, properties, books, records and contracts and will furnish to Spectrum and its advisors all financial, operating and other data and information relating to BANJO's business, assets and contracts as Spectrum or its advisors may reasonably request. Except as otherwise required by law, Spectrum and its advisors: (a) will use any confidential information solely for the purpose of evaluating the transaction and for no other purpose; (b) will maintain the confidentiality of such information; (c) will not, at any time or in any manner, directly or indirectly, disclose to any person any of such information (other than for the purpose of evaluating the transaction); (d) will not use for their benefit or for the benefit of any third party, any such information (other than benefits accruing from the consummation of the transaction); and (e) will either deliver to BANJO all such confidential information, including originals or copies thereof, that are in the possession of Spectrum or its advisors or certify to BANJO that such information has been destroyed.

6. This MOU may be terminated by BANJO in its sole discretion solely in the event

that (i) in connection with the due diligence review, it is determined that a material misstatement concerning the business has been made by a principal of Spectrum for the purpose of inducing BANJO to provide the services, (ii) Spectrum has committed a material breach of this MOU or (iii) BANJO determines that it is not satisfied with the results of its due diligence investigation. This MOU may be terminated by Spectrum in its sole discretion solely in the event that (i) in connection with the due diligence review, it is determined that a material misstatement concerning the business has been made by a principal of Banjo for the purpose of inducing Spectrum to provide the services, (ii) Banjo has committed a material breach of this MOU or (iii) Spectrum determines that it is not satisfied with the results of its due diligence investigation.

7. Upon satisfactory completion of their respective due diligence investigations, the Parties will collaboratively act expeditiously to adopt and execute a Plan of Merger of the two entities.

8. The BANJO Parties represent, warrant and covenant that immediately following completion of the merger (the "**Merger**") that BANJO will have no more than $10,000 in debt, including any debt incurred pursuant to Paragraph 7. The Spectrum Parties represent, warrant and covenant that upon completion of the Merger, or as soon as reasonably feasible thereafter, all existing patents and other intellectual property will become the property of the surviving legal entity ("**PUBCO**") either by assignment or operation of law and that thereafter any and all future patents or intellectual property related to the business of BANJO shall be in the name of PUBCO.

9. The Parties represent, warrant and covenant with respect to each individual who is, or who has at any time been, a director and/or an officer of their respective entities; each member of the family of each of the foregoing individuals; and any entity (other than itself) in which any one of the persons referred to holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest in either of the Entity Parties (the foregoing persons are hereinafter collectively referred to as "**Related Parties**" and individually as a "**Related Party**") that:

(a) No Related Party has, and no Related Party has at any time within the last two years, had, any direct or indirect interest of any nature in any asset used in or otherwise relating to the business of the Company;

(b) No Related Party is currently indebted to the Company;

(c) Within the last two years, no Related Party has entered into, or has had any direct or indirect financial interest in, any contract, transaction or business dealing of any nature involving the Company;

(d) No Related Party is competing, or has at any time within the last two years, competed, directly or indirectly, with the Company in any market served by the Company;

(e) No Related Party has purchased or sold products or services from or to the Company;

(f) No Related Party has any claim or right against the Company other than an equity interest; and

(g) No event has occurred, and no condition or circumstance exists, that likely would (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any claim or right in favor of any Related Party against Spectrum.

10. The BANJO Parties further represent, warrant and covenant that:

(a) they shall act expeditiously and take all steps necessary to become and remain current in all of BANJO's required governmental filings; and

(b) There is no action, suit, customer claim, proceeding, or investigation at law or in equity or by or before any governmental instrumentality or other agency now pending or threatened against or affecting BANJO, nor, to the best knowledge of the BANJO Parties, does there exist any basis therefor.

11. The BANJO Parties shall indemnify, hold harmless and defend Spectrum, its directors, officers, employees and agents, from and against any and all loss, liability, claims, fines, expenses, investigative, response or other costs or causes of action (including attorneys' fees and expenses) incurred or asserted against any of them for undisclosed claims and liabilities that arose within one year prior to, or upon completion of, the Merger.

12. Upon completion of the Merger, the BANJO Parties agree to cause PUBCO to (i) expeditiously take such steps as necessary to change its name to "Spectrum King LED" or such other name as the Parties may agree upon, and (ii) cause shares of its common stock to be issued as set forth in the Cap Table attached hereto as Exhibit "I," the terms of which are incorporated herein by reference and made a part hereof. The parties agree to work cooperatively to promote PUBCO's stock to achieve the goals set forth hereinbelow.

13. Upon completion of the Merger, the Spectrum Parties agree to cause PUBCO to promptly seek to file an S1 registration statement to provide an equity line for the Company of up to $5 Million (the "**Equity Line**") in which PUBCO will authorize the sale of not less than 7.32% of its then total outstanding common stock at a price mutually agreed upon by the parties.

14. The Spectrum Parties represent, warrant and covenant that at all times all business conducted by them or any Related Party with respect to LED lighting or any other products contemplated to service the cannabis industry (other than growing, dispensing and transporting) will be conducted through and by the Company or, post-merger, PUBCO. The Spectrum Parties hereby irrevocably agree not to attempt to circumvent, avoid or bypass the BANJO Parties, directly or indirectly, for the purpose of avoiding any contractual obligation to the BANJO Parties in connection with the transaction of any business described herein or otherwise pertaining to this MOU.

15. Post-Merger, the Entity Parties hereto shall each have representation on PUBCO's board with combined voting rights at least proportionate to their respective fully diluted equity interests in the Company. The Parties agree that they will vote all of their shares of stock each year for a period of five (5) years post-Merger to comply with this provision and to annually elect, in addition thereto, a person designated by the owners of a majority of the common shares having voting rights to the Board of Directors, provided he or she agrees, to serve at no compensation

other than customary and usual director's fees. If required, the Parties agree to expand the number of seats on the Board to accomplish the obligations set forth in this Paragraph 15.

16. Each of the corporate Parties will be responsible for its own costs (including legal and accounting fees) incurred by it with respect to the investigation, negotiation and finalization of this transaction. This MOU may be executed in one or more counterparts, each of which will be deemed to be an original of this MOU and all of which, when taken together, will be deemed to constitute one and the same MOU.

17. Any action to enforce or interpret this MOU shall be settled by arbitration in accordance with the rules of the American Arbitration Association (the "**AAA**"). The parties shall agree on a retired judge or an attorney as an arbitrator and, if no agreement is reached, the AAA shall appoint the arbitrator. The arbitrator shall apply California substantive law (which shall be the governing law hereof without regard to conflict of law principles) and the California Evidence Code to the proceeding unless otherwise agreed. The demand for arbitration must be in writing and must be made by the aggrieved party within the applicable statute of limitations period. The arbitration shall take place in Los Angeles County, California. The decision of the arbitrator shall be binding and conclusive on the parties and unreviewable for error of law or legal reasoning of any kind, except as may be otherwise required by law. Each Party acknowledges that breach or threatened breach of this Agreement will cause the other Party irreparable harm for which there is no adequate remedy at law, and as a result of this, the other Party shall be entitled to the issuance by a court order of competent jurisdiction of an injunction, restraining order, or other equitable relief in its favor, without the necessity of posting a bond, restraining such Party from committing or continuing to commit any such violation. Any right to obtain an injunction, restraining order, or other equitable relief hereunder shall not be deemed a waiver of any right to assert any other remedy either Party may have at law or in equity. The right of the Parties to seek equitable relief under this Agreement shall be in addition to (and not in derogation of) the requirement imposed on each party hereto to arbitrate disputes as provided herein.

18. Each party shall bear its own attorney's fees and costs, and the parties shall pay the fees of the arbitrator equally, unless otherwise required by law.

18. This MOU may be terminated pre-Merger only in writing (a) by the Spectrum Parties in the event the Capital Raise has not occurred within 60 days of the Effective Date, or (b) by the mutual agreement of both parties or (c) as otherwise provided herein; provided, however that in the event of such termination, all provisions of this MOU (other than the confidentiality requirements set forth in Paragraph 5 and the obligation of Spectrum to repay any and all outstanding loan advances and accrued but unpaid interest thereon until the entire debt is paid in full) shall terminate.

19. This MOU may be executed in one or more counterparts, each of, which shall be deemed to be an original, and the counterparts shall together constitute one and the same instrument. Fax and other forms of electronic signatures shall be deemed as valid and enforceable as original signatures and shall have the same force and effect.

20. This MOU will be construed and enforced in accordance with, and the laws of the

State of California without regard to or application of conflict of laws principles will govern the rights of the parties. Venue in any action arising by reason of this MOU shall lie exclusively in Los Angeles County, California.

21. This MOU shall represent the entire agreement between the Parties and shall bind and inure to the benefit of the Parties, their successors and assigns.

22. Upon due execution by the Parties, or counterparts thereof, this MOU will constitute a legally binding and enforceable agreement.

Dated as of the date first written above.

Agreed by:

SPECTRUM KING, LLC

By:____________________________
Rami Vardi, CEO, Manager and Co-Founder

By:____________________________
David Zemach, Co- Founder

Agreed by:

BANJO & MATILDA, INC.

By:____________________________
Ben MacPherson

EXHIBIT I

SPECTRUM CAP TABLE (POST CAPITAL RAISE)

CAP TABLE	SHARES	$ IN	PERCENTAGE	POST (25:1 R/S)
Banjo	263,731,302		6.33%	10,549,252
SSA	625,000,000		15 %	25,000,000
HLT	94,000,000		2.25%	3,760,000
Financings	508,000,000	$6MM	12.21%	20,320,000
IR/PR	175,000,000		4.20%	7,000,000
Spectrum	2,500,000,000		60.01%	100,000,000
Pre Reverse Total:	4,165,731,302		Post-Reverse Total	166,629,252